UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2019

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable- rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 31, 2019

II	Western Asset Corporate Loan Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans.

The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans. The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Ryan Kohan. Mr. Kohan joined the Fund’s portfolio management team on February 1, 2019.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended September 30, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including continued economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)i, an escalating trade war between the U.S. and China, and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.81% and ended the period at 1.63%. The low for the period was 1.43% on September 4, 2019 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 3.05% and ended the period at 1.68%. The low for the reporting period was 1.47% on August 28, September 3 and September 4, 2019, and the peak for the period of 3.24% took place on November 8, 2018.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	1

Fund overview (cont’d)

For the twelve months ended September 30, 2019, the Bloomberg Barclays U.S. Aggregate Indexii, returned 10.30%, while the leveraged loan market, as measured by the S&P/LSTA Performing Loan Indexiii returned 3.03%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a credit quality perspective, we increased the Fund’s allocations to securities rated B and CCC, while parings its exposure to securities rated BB. From a sector perspective, we increased the Fund’s positions in the insurance and brokerage industries and the Technology and Consumer Non-Cyclicals1 sectors, while paring the Fund’s allocations to the Consumer Cyclicals2, Communications3 and Energy sectors.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 29% of the gross assets of the Fund, versus roughly 29% at the beginning of the reporting period. The use of leverage in general was positive for absolute performance during the twelve months ended September 30, 2019.

Performance review

For the twelve months ended September 30, 2019, Western Asset Corporate Loan Fund Inc. returned 2.59% based on its net asset value (“NAV”)iv and 2.48% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Index and the Lipper Loan Participation Closed-End Funds Category Averagev returned 3.03% and 1.21%, respectively, over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.68 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2019. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2019
Price Per Share	12-Month Total Return**
$10.87 (NAV)	2.59	%†
$9.49 (Market Price)	2.48	%‡

All figures represent past performance and are not a guarantee of future results.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[3]	Communications consists of the following industries: Media -Cable, Media -Non-Cable and Telecommunications.

*	For the tax character of distributions paid during the fiscal year ended September 30, 2019, please refer to page 36 of this report.

2	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was issuer selection. In particular, overweight positions in Spencer Spirit Holdings and DigiCert, Inc. were additive for results. Spencer Spirit Holdings loans performed well as operating results continued to exceed expectations. The company posted its seventh consecutive quarter of positive same store sales and is expected to have favorable results starting in 2019 when the Halloween calendar becomes a tailwind (Halloween falls on a Saturday and a Sunday in 2020 and 2021, respectively). In addition, Spencer Spirit Holdings has continued to generate excess free cash flow, which it has consistently used to pay down debt on a yearly basis. DigiCert is a market leader in the secured socket layer industry, providing digital security for online transactions (website security). DigiCert benefited from solid earnings margins, high free cash flow conversion, and high revenue retention. The Fund’s holdings in DigiCert first and second lien bank debt outperformed the Fund’s benchmark as the company successfully integrated the Symantec and QuoVadis acquisitions, while the company outperformed its peer group in the highly competitive secured socket layer industry during the reporting period.

Sector positioning, overall, was also beneficial for returns, led by overweight allocations to the Communications and Financials sectors, as they both outperformed the market benchmark. Elsewhere, durationvi positioning was beneficial, as the Fund maintained a long position and rates moved lower across the yield curvevii during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its quality biases. In particular, having an overweight position to lower quality securities detracted from returns as they underperformed their higher rated counterparts. From a sector positioning perspective, overweights to the Consumer Non-Cyclicals and Energy sectors were negative for results.

An example of individual holdings that detracted from performance during the reporting period was an overweight position in Permian Production Partners, LLC. In September 2019, Permian Production Partners approached loan holders seeking consent to 1) not pay the required amortization due September 30, 2019, and 2) unwind in-the-money hedges (hedges are required per the loan covenants). Instead, the company proposed to retain the cash to reinvest in unforeseen issues with steam recycling that would require additional capital.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	3

Fund overview (cont’d)

The loan holders rejected these proposals and have retained advisors to assist in the gathering of diligence items to evaluate the issues regarding the business and further negotiate with the company/sponsor over a mutually-agreeable solution. Since the company did not make the required September 30, 2019 amortization payment, loan holders have signed a forbearance agreement to provide time for the company to respond to loan holder information requests. While the news of the consent/forbearance is not positive, we believe the significant drop in loan price was caused by a forced seller and subsequent distressed bid.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

October 18, 2019

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as credit risk, the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on

4	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities.

Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 47 funds in the Fund’s Lipper category.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2019 and September 30, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Schedule of investments

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans (a)(b) — 141.9%
Basic Industry — 4.9%
Frontdoor Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.563%	8/18/25	$198,000	$199,233	(c)(d)
GrafTech Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.544%	2/12/25	970,000	946,154	(d)
KSBR Holding Corp., Term Loan (1 mo. USD LIBOR + 4.250%)	6.307%	4/15/26	1,326,675	1,333,308	(c)(d)
Starfruit Finco BV, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	5.292%	10/1/25	1,104,450	1,084,086	(d)
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.050%	5/28/26	820,000	770,800	(c)(d)
Tailwind Smith Cooper Intermediate Corp., Second Lien Initial Term Loan (1 mo. USD LIBOR + 9.000%)	11.050%	5/28/27	1,020,000	961,350	(d)
Total Basic Industry				5,294,931
Capital Goods — 12.8%
American Traffic Solutions Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.794%	2/28/25	430,908	433,242	(d)
API Group Inc., Term Loan B	—	5/11/26	1,320,000	1,326,600	(c)(e)
Brookfield WEC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.544%	8/1/25	952,853	956,783	(d)
Concrete Pumping Holdings Inc., Initial Term Loan (2 mo. USD LIBOR + 6.000%)	8.087%	12/6/25	627,085	618,463	(d)
Core & Main LP, Initial Term Loan	4.850-4.882%	8/1/24	727,050	723,406	(d)
Hornblower Sub LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.500%)	6.604%	4/28/25	1,705,044	1,711,437	(d)
Ply Gem Midco Inc., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.789%	4/14/25	442,733	434,063	(d)
Printpack Holdings Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	5.063%	7/26/23	653,044	650,595	(d)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	4.794%	2/6/23	2,200,220	2,206,236	(d)
Ring Container Technologies LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.794%	10/31/24	574,216	570,388	(d)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	7

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Capital Goods — continued
Travelport Finance (Luxembourg) SARL, First Lien Initial Term Loan (3 mo. USD LIBOR + 5.000%)	7.104%	5/29/26	$880,000	$798,875	(d)
Ventia Deco LLC, 2019 Refinancing Term Loan B (3mo. USD LIBOR + 3.500%)	5.842%	5/21/26	1,109,035	1,111,807	(c)(d)(e)
Vertex Aerospace Services Corp., Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.544%	6/30/25	755,125	758,665	(d)(e)
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.010%	4/30/25	360,134	361,147	(d)
WP CPP Holdings LLC, Second Lien Term Loan (3 mo. USD LIBOR + 7.750%)	10.010%	4/30/26	1,130,000	1,127,175	(c)(d)
Total Capital Goods				13,788,882
Communications — 11.5%
Advantage Sales & Marketing Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.294%	7/23/21	394,697	369,864	(d)
Ancestry.com Operations Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	5.800%	10/19/23	1,254,653	1,250,993	(d)
Applovin Corp., Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.794%	8/15/25	1,015,512	1,016,358	(d)
CBS Radio Inc., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.804%	11/18/24	114,066	114,308	(d)
CSC Holdings LLC, Delayed Draw Term Loan	—	4/15/27	840,000	841,575	(c)(e)
CSC Holdings LLC, Term Loan	—	4/15/27	210,000	210,656	(c)(e)
Diamond Sports Group LLC, Term Loan (1 mo. USD LIBOR + 3.250%)	5.300%	8/24/26	250,000	251,485	(d)
EW Scripps Co., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.794%	5/1/26	1,314,447	1,317,569	(d)
iHeartCommunications Inc., Term Loan (1 mo. USD LIBOR + 4.000%)	6.100%	5/1/26	1,060,470	1,068,754	(d)(e)
Level 3 Financing Inc., 2024 Term Loan B (1 mo. USD LIBOR + 2.250%)	4.294%	2/22/24	500,000	501,459	(d)
Meredith Corp., Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.794%	1/31/25	262,099	262,824	(d)
Nexstar Broadcasting Inc., Term Loan B4 (3 mo. USD LIBOR + 2.750%)	4.807%	6/19/26	1,180,000	1,187,252	(d)(e)
Numericable U.S. LLC, USD Incremental Term Loan B13 (1 mo. USD LIBOR + 4.000%)	6.028%	8/14/26	387,075	386,509	(d)

See Notes to Financial Statements.

8	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Communications — continued
Numericable U.S. LLC, USD Term Loan B11 (1 mo. USD LIBOR + 2.750%)	4.794%	7/31/25	$674,917	$660,406	(d)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	5.715%	1/31/26	618,180	614,779	(d)
Radio One Inc., Initial Term Loan (3 mo. USD LIBOR + 4.000%)	6.120%	4/18/23	805,193	781,038	(d)
Virgin Media Bristol LLC, Term Loan Facility K (1 mo. USD LIBOR + 2.500%)	4.528%	1/15/26	1,080,000	1,081,518	(d)
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.500%)	4.528%	4/15/25	500,000	499,688	(d)
Total Communications				12,417,035
Consumer Cyclical — 26.6%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.100%	7/1/22	382,344	268,915	(d)
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	7/31/24	960,383	962,784	(d)
AP NMT Acquisition BV, Second Lien Dollar Term Loan B (3 mo. USD LIBOR + 9.000%)	11.332%	8/13/22	890,000	881,100	(c)(d)
ASHCO LLC, Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.044%	9/25/24	1,247,576	1,204,106	(d)
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.563%	8/15/25	779,033	782,928	(d)
Brookfield Property REIT Inc., Initial Term Loan B (1 mo. USD LIBOR + 2.500%)	4.544%	8/27/25	541,366	534,212	(d)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.794%	12/23/24	353,612	351,749	(d)
Carrols Restaurant Group Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.400%	4/30/26	369,075	359,156	(d)
CEC Entertainment Inc., Term Loan B (1 mo. USD LIBOR + 6.500%)	8.544%	8/17/26	950,000	932,336	(d)(e)
CEOC LLC, Term Loan B (1 mo. USD LIBOR + 2.000%)	4.044%	10/7/24	1,216,699	1,217,376	(d)
CM Acquisition Co., Term Loan (3 mo. USD LIBOR + 10.000%)	12.104%	7/26/23	96,445	97,410	(c)(d)
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.750%)	4.794-4.850%	11/8/23	481,359	412,164	(d)
Del Frisco’s Restaurant Group Inc., Initial Term Loan	—	12/31/19	640,000	640,000	(e)(f)
Drive Chassis Holdco LLC, Second Lien Term Loan B (3 mo. USD LIBOR + 8.250%)	10.588%	4/10/26	1,260,000	1,193,850	(c)(d)(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	9

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
EG America LLC, Additional Facility Term Loan (3 mo. USD LIBOR + 4.000%)	6.104%	2/7/25	$1,061,518	$1,051,401	(d)(e)
EG Dutch Finco BV, USD Term Loan Facility B (3 mo. USD LIBOR + 4.000%)	6.104%	2/6/25	78,800	78,049	(d)
Equinox Holdings Inc., First Lien Incremental Term Loan B1 (1 mo. USD LIBOR + 3.000%)	5.044%	3/8/24	1,085,237	1,087,408	(d)(e)
Equinox Holdings Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	9.110%	9/6/24	410,000	413,075	(d)
Fitness International LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	5.294%	4/18/25	262,008	262,827	(d)
Garda World Security Corp., New Incremental Term Loan B	5.632-7.750%	5/24/24	1,806,142	1,809,077	(d)
Golden Nugget Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	4.794-4.807%	10/4/23	795,551	795,219	(d)(e)
Jo-Ann Stores LLC, Initial Term Loan	—	10/20/23	440,000	307,633	(e)
Leslie’s Poolmart Inc., Term Loan B2 (1 mo. USD LIBOR + 3.500%)	5.544%	8/16/23	1,005,746	960,068	(d)
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	4.544-4.546%	1/30/23	1,181,589	1,156,480	(d)
Mohegan Tribal Gaming Authority, Term Loan B (1 mo. USD LIBOR + 4.000%)	6.044%	10/13/23	758,318	704,152	(d)
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.544%	4/30/26	1,000,000	994,583	(d)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 3.000%)	5.044%	5/15/26	558,600	562,231	(d)
Scientific Games International Inc., Initial Term Loan B5	4.794-4.896%	8/14/24	848,751	842,840	(d)
Securus Technologies Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.544%	11/1/24	1,679,536	1,504,235	(d)
ServiceMaster Co. LLC, Term Loan C (1 mo. USD LIBOR + 2.500%)	4.544%	11/8/23	115,454	116,320	(c)(d)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	8.057%	6/12/26	720,000	710,550	(d)
Stars Group Holdings BV,USD Term Loan (3 mo. USD LIBOR + 3.500%)	5.604%	7/10/25	369,354	371,286	(d)
TKC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.800%	2/1/23	1,239,405	1,220,556	(d)

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
TKC Holdings Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.000%)	10.050%	2/1/24	$1,229,924	$1,208,708	(d)
Trans Union LLC, 2017 Replacement Term Loan B3 (1 mo. USD LIBOR + 2.000%)	4.044%	4/10/23	41,390	41,577	(d)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	5.300%	4/29/26	917,635	922,032	(d)
William Morris Endeavor Entertainment LLC, New Term Loan B1 (1 mo. USD LIBOR + 2.750%)	4.800%	5/19/25	169,553	165,261	(d)
World Triathlon Corp., Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.294%	8/12/26	1,600,000	1,612,000	(d)
Total Consumer Cyclical				28,735,654
Consumer Non-Cyclical — 33.3%
8th Avenue Food & Provisions Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.750%)	5.792%	10/1/25	893,250	897,716	(d)
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	9.792%	10/1/26	760,000	758,100	(c)(d)
Agiliti Health Inc., Term Loan (1 mo. USD LIBOR + 3.000%)	5.125%	1/4/26	587,050	587,050	(c)(d)
Air Medical Group Holdings Inc., 2017-2 New Term Loan (1 mo. USD LIBOR + 4.250%)	6.294%	3/14/25	1,441,798	1,353,488	(d)(e)
Air Medical Group Holdings Inc., 2018 Term Loan (1 mo. USD LIBOR + 3.250%)	5.307%	4/28/22	1,512,916	1,419,871	(d)(e)
Albany Molecular Research Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.294%	8/30/24	1,176,000	1,158,360	(d)
Aldevron LLC, Term Loan B	—	9/18/26	440,000	442,200	(c)(e)
Allied Universal Holdco LLC, Delayed Draw Term Loan	—	7/10/26	113,514	113,821	(e)
Allied Universal Holdco LLC, Initial Term Loan (3 mo. USD LIBOR + 4.250%)	6.507%	7/10/26	1,146,486	1,149,591	(d)(e)
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.681%	2/11/26	873,954	870,495	(d)
Atlantic Aviation FBO Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	5.800%	12/6/25	1,230,700	1,241,438	(c)(d)
BCPE Empire Holdings Inc., First Lien Delayed Draw Term Loan	—	6/11/26	191,772	189,855	(e)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	11

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
BCPE Empire Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.044%	6/11/26	$973,614	$963,878	(d)
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	4.544%	3/1/24	437,652	436,113	(d)
CHG Healthcare Services Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	6/7/23	890,094	889,983	(d)
CHG PPC Parent LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.794%	3/31/25	148,125	148,310	(d)
Covenant Surgical Partners Inc., First Lien Delayed Draw Term Loan	—	7/1/26	120,000	120,150	(c)(e)
Covenant Surgical Partners Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.100%	7/1/26	600,000	600,750	(c)(d)
Endo Luxembourg Finance Company I SARL, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.313%	4/29/24	1,537,159	1,401,889	(d)
Immucor Inc., Term Loan B3 (3 mo. USD LIBOR + 5.000%)	7.104%	6/15/21	1,316,229	1,318,697	(d)
Kingpin Intermediate Holdings LLC, 2018 Refinancing Term Loan (1 mo. USD LIBOR + 3.500%)	5.540%	7/3/24	1,535,147	1,542,822	(c)(d)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.554%	11/16/25	1,715,726	1,719,211	(d)
Mister Car Wash Holdings Inc., First Lien Delayed Draw Term Loan	—	5/14/26	42,861	42,872	(e)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.658%	5/14/26	855,401	855,802	(d)(e)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.854%	6/7/23	761,802	727,203	(d)
NorthRiver Midstream Finance LP, Initial Term Loan B (3 mo. USD LIBOR +3.250%)	5.569%	10/1/25	970,200	960,498	(c)(d)
Option Care Health, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.544%	8/6/26	1,580,000	1,581,975	(c)(d)
Pearl Intermediate Parent LLC, First Lien Delayed Draw Term Loan	—	2/14/25	55,493	55,078	(e)
Pearl Intermediate Parent LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.794%	2/14/25	187,411	186,006	(d)

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Phoenix Guarantor Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.567%	3/5/26	$1,331,278	$1,335,855	(d)
Pluto Acquisition I Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 5.000%)	7.278%	6/18/26	897,750	886,528	(c)(d)
Radnet Management Inc., First Lien Term Loan B1 (3 mo. USD LIBOR + 3.500%)	5.830%	6/30/23	812,352	804,229	(c)(d)
Shearer’s Foods LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	6.294%	6/30/21	909,583	909,469	(d)
Surgery Center Holdings Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.300%	9/2/24	572,689	561,235	(d)
TOMS Shoes LLC, Initial Term Loan (3 mo. USD LIBOR + 5.500%)	7.760%	10/30/20	242,509	155,206	(c)(d)
U.S. Anesthesia Partners Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	6/24/24	921,737	903,015	(d)
U.S. Renal Care Inc., First Lien Term Loan B (1 mo. USD LIBOR + 5.000%)	7.063%	6/12/26	1,650,000	1,568,875	(d)(e)
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.500%)	6.544%	8/27/25	1,497,658	1,504,834	(d)
Vetcor Professional Practices LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	7/2/25	849,250	832,265	(c)(d)
Wink Holdco Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	12/2/24	756,525	745,413	(d)
Wink Holdco Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 6.750%)	8.800%	12/1/25	507,534	506,583	(d)
WP CityMD Bidco LLC, Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.604%	8/13/26	1,510,000	1,497,417	(d)
Total Consumer Non-Cyclical				35,944,146
Electric — 1.2%
Eastern Power LLC, Term Loan B (1 mo. USD LIBOR + 3.750%)	5.794%	10/2/23	826,694	830,827	(d)
Panda Temple Power LLC, Second Lien Term Loan (2 mo. USD LIBOR + 8.000% PIK)	10.054%	2/7/23	339,468	341,165	(c)(d)(g)
Terra-Gen Finance Co. LLC, Term Loan (1 mo. USD LIBOR + 4.250%)	6.300%	12/9/21	156,795	148,956	(c)(d)
Total Electric				1,320,948
Energy — 2.8%
Blackstone CQP Holdco LP, Initial Term Loan (3 mo. USD LIBOR + 3.500%)	5.656%	9/30/24	648,375	652,326	(d)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	13

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Energy — continued
Lower Cadence Holdings LLC, Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.054%	5/22/26	$369,075	$360,079	(d)
Paragon Offshore Finance Co., Term Loan	—	—	1,830	827	*(c)(f)
Penn Virginia Holdings Corp., Second Lien Advance Term Loan (1 mo. USD LIBOR + 7.000%)	9.050%	9/29/22	950,000	935,750	(c)(d)
Permian Production Partners LLC, Initial Advance Term Loan (1 mo. USD LIBOR + 6.000%)	8.050%	5/20/24	798,000	438,900	(c)(d)
Traverse Midstream Partners LLC, Advance Term Loan (1 mo. USD LIBOR + 4.000%)	6.050%	9/27/24	733,944	651,376	(c)(d)
Total Energy				3,039,258
Finance Companies — 0.4%
Clipper Acquisitions Corp., Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.817%	12/27/24	410,194	410,193	(c)(d)
Financial Other — 16.2%
AG Merger Sub II Inc., Initial Term Loan	—	7/31/26	1,240,000	1,212,100	(e)
AqGen Ascensus Inc., Third Amendment Replacement Term Loan (3 mo. USD LIBOR + 4.000%)	6.200%	12/5/22	893,199	898,223	(d)
Citadel Securities LP, Term Loan (1 mo. USD LIBOR + 3.500%)	5.544%	2/27/26	1,989,025	1,997,727	(c)(d)
Citco Funding LLC, 2017 Term Loan (1 mo. USD LIBOR + 2.500%)	4.544%	9/28/23	863,206	863,746	(c)(d)
Deerfield Dakota Holding LLC, 2019 Incremental Term Loan (1 mo. USD LIBOR + 4.000%)	6.044%	2/13/25	417,900	418,422	(c)(d)
Edelman Financial Center LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.307%	7/21/25	923,025	925,744	(d)
Edelman Financial Center LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 6.750%)	8.807%	7/20/26	1,030,000	1,034,721	(d)
Greenhill & Co. Inc., Term Loan (1 mo. USD LIBOR + 3.250%)	5.278%	4/12/24	760,500	755,747	(d)
Guggenheim Partners Investment Management Holdings LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.794%	7/21/23	246,950	244,357	(d)
Hudson River Trading LLC, Term Loan (1 mo. USD LIBOR + 3.500%)	5.544%	4/3/25	1,253,668	1,259,922	(d)

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Financial Other — continued
Jane Street Group LLC, New Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	8/25/22	$1,743,622	$1,743,622	(c)(d)
Kestra Financial Inc., Initial Term Loan (3 mo. USD LIBOR + 4.250%)	6.360%	6/3/26	1,480,000	1,448,550	(c)(d)
KWOR Acquisition Inc., First Lien Delayed Draw Term Loan	—	6/3/26	133,636	132,634	(c)(e)
KWOR Acquisition Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	6.044%	6/3/26	1,333,023	1,323,025	(c)(d)
LPL Holdings Inc., Term Loan B (1 mo. USD LIBOR + 2.250%)	4.304%	9/23/24	813,772	819,112	(d)
Resolute Investment Managers Inc., Specified Refinancing Term Loan (3 mo. USD LIBOR + 3.250%)	5.354%	4/30/22	404,860	406,125	(c)(d)
VFH Parent LLC, Initial Term Loan (3 mo. USD LIBOR + 3.500%)	6.044%	3/1/26	1,257,375	1,261,435	(d)
VFH Parent LLC, Initial Term Loan	—	3/1/26	760,000	762,454	(e)
Total Financial Other				17,507,666
Industrial Other — 2.3%
CRCI Longhorn Holdings Inc., First Lien Closing Date Term Loan (1 mo. USD LIBOR + 3.500%)	5.557%	8/8/25	254,375	248,174	(d)
Mirion Technologies Inc., Initial Dollar Term Loan (3 mo. USD LIBOR + 4.000%)	6.104%	3/6/26	686,550	689,769	(d)
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (3 mo. USD LIBOR + 3.250%)	5.210%	9/23/26	1,541,319	1,525,630	(d)(e)
Total Industrial Other				2,463,573
Insurance — 5.1%
AmeriLife Group LLC, First Lien Delayed Draw Term Loan	—	6/12/26	136,302	136,302	(c)(e)
AmeriLife Group LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.544%	6/12/26	971,900	971,900	(c)(d)(e)
AmeriLife Group LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 9.000%)	11.044%	6/11/27	120,000	119,625	(d)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	5.044%	11/3/24	1,213,419	1,218,728	(d)
Asurion LLC, Second Lien Replacement Term Loan B2 (1 mo. USD LIBOR + 6.500%)	8.544%	8/4/25	1,960,000	1,993,483	(d)(e)
Hyperion Refinance SARL, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.563%	12/20/24	341,838	342,337	(d)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	15

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Insurance — continued
NMI Holdings Inc., Initial Term Loan (6 mo. USD LIBOR + 4.750%)	6.950%	5/24/23	$306,125	$306,507	(c)(d)
Sedgwick Claims Management Services Inc., Term Loan (3 mo. USD LIBOR + 3.250%)	5.294%	12/31/25	435,503	429,297	(d)
Total Insurance				5,518,179
REITS — 1.0%
Apollo Commercial Real Estate Finance Inc., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.778%	5/15/26	349,125	348,680	(c)(d)
Blackstone Mortgage Trust Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.544%	4/23/26	728,175	732,262	(d)
Total REITS				1,080,942
Technology — 21.8%
Access CIG LLC, First Lien Term Loan B (3 mo. USD LIBOR + 3.750%)	6.069%	2/27/25	562,443	556,115	(d)
Access CIG LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	10.069%	2/13/26	100,000	100,000	(d)
Blackhawk Network Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.000%)	5.044%	6/16/25	849,895	848,478	(d)
Blackhawk Network Holdings Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.000%)	9.063%	6/15/26	750,000	751,250	(d)
Carbonite Inc., Initial Term Loan (3 mo. USD LIBOR + 3.750%)	6.006%	3/26/26	600,745	602,122	(d)(e)
Commscope Inc., Initial Term Loan (1 mo. USD LIBOR + 3.250%)	5.294%	4/4/26	1,200,000	1,197,990	(d)
Datto Inc., Term Loan (1 mo. USD LIBOR + 4.250%)	6.294%	4/2/26	1,097,250	1,108,680	(d)
DigiCert Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	6.112%	10/31/24	1,815,080	1,816,971	(d)
DigiCert Holdings Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.000%)	10.044%	10/31/25	880,000	881,650	(c)(d)
DigiCert Holdings Inc., Term Loan B	—	8/7/26	2,120,000	2,116,909	(e)
Donnelley Financial Solutions Inc., 2017 Refinancing Term Loan (1 mo. USD LIBOR + 3.000%)	5.039%	9/29/23	47,643	47,702	(c)(d)
Finastra USA Inc., First Lien Dollar Term Loan (3 mo. USD LIBOR + 3.500%)	5.696%	6/13/24	1,155,734	1,126,634	(d)

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Technology — continued
Finastra USA Inc., Second Lien Dollar Term Loan	—	6/13/25	$420,000	$404,250	(e)
Global Tel Link Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.250%)	6.294%	11/29/25	1,210,850	1,162,038	(d)
Global Tel Link Corp., Second Lien Term Loan (1 mo. USD LIBOR + 8.250%)	10.294%	11/20/26	1,120,000	1,072,400	(d)
GlobalFoundries Inc., Initial Dollar Term Loan (1 mo. USD LIBOR + 4.000%)	6.063%	6/5/26	1,286,775	1,254,606	(c)(d)
Huskies Parent Inc., First Lien Closing Date Term Loan (3 mo. USD LIBOR + 4.000%)	6.256%	7/31/26	1,010,000	1,011,894	(d)
MA Financeco LLC, Term Loan B2 (1 mo. USD LIBOR + 2.250%)	4.294%	11/19/21	204,302	204,427	(d)
MA Financeco LLC, Term Loan B3 (1 mo. USD LIBOR + 2.500%)	4.544%	6/21/24	101,100	100,089	(d)
McAfee LLC, Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.500%)	10.544%	9/29/25	229,091	231,379	(d)
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.750%)	5.794%	9/30/24	1,808,533	1,814,346	(d)
Project Alpha Intermediate Holding Inc., 2019 Incremental Term Loan (3 mo. USD LIBOR + 4.250%)	6.560%	4/26/24	1,380,000	1,381,725	(c)(d)
Seattle Escrow Borrower LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.544%	6/21/24	682,752	675,640	(d)
Securus Technologies Holdings Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 8.250%)	10.294%	11/1/25	570,000	504,806	(d)
Severin Acquisition LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.250%)	5.459%	8/1/25	647,606	638,702	(d)
Sound Inpatient Physicians Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.794%	6/27/25	709,710	706,606	(d)
Web.com Group Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.778%	10/10/25	799,635	786,641	(d)
Zotec Partners LLC, Term Loan (1 mo. USD LIBOR + 5.000%)	7.050%	2/14/24	490,875	492,102	(c)(d)
Total Technology				23,596,152

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	17

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Transportation — 2.0%
American Airlines Inc., 2017 Replacement Term Loan B	—	12/14/23	$960,000	$960,525	(e)
GlobalTranz Enterprises LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 5.000%)	7.057%	5/15/26	1,284,473	1,231,489	(d)
Total Transportation				2,192,014
Total Senior Loans (Cost — $154,641,422)				153,309,573

			Shares
Investments in Underlying Funds — 2.9%
Invesco Senior Loan ETF (Cost — $3,189,172)			140,000	3,162,600

	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — 1.9%
Consumer Discretionary — 0.3%
Diversified Consumer Services — 0.3%
Prime Security Services Borrower LLC/ Prime Finance Inc., Secured Notes	9.250%	5/15/23	274,000	288,570	(h)
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	520,000	675,369	(h)
Financials — 0.4%
Diversified Financial Services — 0.4%
DAE Funding LLC, Senior Notes	4.500%	8/1/22	470,000	478,225	(h)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	350,000	306,250	(h)
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	260,000	273,390
Total Corporate Bonds & Notes (Cost — $1,872,664)				2,021,804

			Shares
Common Stocks — 0.7%
Communication Services — 0.1%
Media — 0.1%
Crossmark Holdings Inc.			1,292	96,900	*(c)

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†		Shares	Value
Consumer Discretionary — 0.2%
Automobiles — 0.1%
Dayco Products LLC		4,745	$128,115	*(c)
Dayco Products LLC		167	4,509	*(c)
Total Automobiles			132,624
Household Durables — 0.1%
EveryWare Global		66,667	63,334	*(c)
Total Consumer Discretionary			195,958
Energy — 0.0%
Energy Equipment & Services — 0.0%
Paragon Offshore Litigation Trust A		503	277	(c)
Paragon Offshore Litigation Trust B		252	7,434	(c)
Total Energy Equipment & Services			7,711
Oil, Gas & Consumable Fuels — 0.0%
Montage Resources Corp.		1,780	6,728	*
Total Energy			14,439
Utilities — 0.4%
Electric Utilities — 0.4%
Panda Temple Power LLC		21,649	476,278	*
Total Common Stocks (Cost — $2,682,813)			783,575
Total Investments before Short-Term Investments (Cost — $162,386,071)			159,277,552

Rate
Short-Term Investments — 7.8%
Dreyfus Government Cash Management, Institutional Shares (Cost — $8,484,245)	1.947%	8,484,245	8,484,245
Total Investments —155.2% (Cost — $170,870,316)			167,761,797
Liabilities in Excess of Other Assets — (55.2)%			(59,679,737)
Total Net Assets — 100.0%			$108,082,060

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	19

Schedule of investments (cont’d)

September 30, 2019

Western Asset Corporate Loan Fund Inc.

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.
*	Non-income producing security.
(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(c)	Security is valued using significant unobservable inputs (Note 1).
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	All or a portion of this loan is unfunded as of September 30, 2019. The interest rate for fully unfunded term loans is to be determined.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).
(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

Abbreviations used in this schedule:

ETF	— Exchange-Traded Fund

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

REIT	— Real Estate Investment Trust

USD	— United States Dollar

See Notes to Financial Statements.

20	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost —$170,870,316)	$167,761,797
Cash	130,451
Receivable for securities sold	9,542,320
Interest receivable	389,785
Prepaid expenses	7,423
Total Assets	177,831,776

Liabilities:
Loan payable (Note 5)	51,000,000
Payable for securities purchased	17,572,806
Distributions payable	626,155
Interest payable	392,940
Investment management fee payable	98,266
Directors’ fees payable	4,278
Accrued expenses	55,271
Total Liabilities	69,749,716
Total Net Assets	$108,082,060

Net Assets:
Par value ($0.001 par value; 9,938,962 shares issued and outstanding; 150,000,000 shares authorized)	$9,939
Paid-in capital in excess of par value	126,787,685
Total distributable earnings (loss)	(18,715,564)
Total Net Assets	$108,082,060

Shares Outstanding	9,938,962

Net Asset Value	$10.87

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	21

Statement of operations

For the Year Ended September 30, 2019

Investment Income:
Interest	$9,684,496
Dividends	40,340
Total Investment Income	9,724,836

Expenses:
Interest expense (Note 5)	1,635,199
Investment management fee (Note 2)	1,284,728
Audit and tax fees	68,092
Transfer agent fees	32,234
Directors’ fees	28,996
Legal fees	23,212
Fund accounting fees	21,639
Custody fees	15,770
Commitment fees (Note 5)	12,825
Stock exchange listing fees	12,504
Shareholder reports	11,272
Insurance	2,547
Excise tax (Note 1)	598
Miscellaneous expenses	27,774
Total Expenses	3,177,390
Less: Fee waivers and/or expense reimbursements (Note 2)	(80,297)
Net Expenses	3,097,093
Net Investment Income	6,627,743

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(2,264,065)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(1,591,589)
Net Loss on Investments	(3,855,654)
Increase in Net Assets From Operations	$2,772,089

See Notes to Financial Statements.

22	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2019	2018

Operations:
Net investment income	$6,627,743	$6,328,999
Net realized loss	(2,264,065)	(2,982,042)
Change in net unrealized appreciation (depreciation)	(1,591,589)	2,138,402
Increase in Net Assets From Operations	2,772,089	5,485,359

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(6,718,738)	(6,460,325)
Decrease in Net Assets From Distributions to Shareholders	(6,718,738)	(6,460,325)
Decrease in Net Assets	(3,946,649)	(974,966)

Net Assets:
Beginning of year	112,028,709	113,003,675
End of year(b)	$108,082,060	$112,028,709

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended September 30, 2018, distributions from net investment income were $6,460,325.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended September 30, 2018, end of year net assets included undistributed net investment income of $35,002.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	23

Statement of cash flows

For the Year Ended September 30, 2019

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$2,772,089
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(193,771,016)
Sales of portfolio securities	200,332,969
Net purchases, sales and maturities of short-term investments	(3,221,112)
Payment-in-kind	(48,155)
Net amortization of premium (accretion of discount)	(28,479)
Increase in receivable for securities sold	(851,469)
Decrease in interest receivable	235,610
Decrease in prepaid expenses	88
Increase in payable for securities purchased	135,776
Decrease in investment management fee payable	(4,187)
Decrease in Directors’ fees payable	(629)
Increase in interest payable	303,714
Decrease in accrued expenses	(86,575)
Net realized loss on investments	2,264,065
Change in net unrealized appreciation (depreciation) of investments	1,591,589
Net Cash Provided by Operating Activities*	9,624,278

Cash Flows From Financing Activities:
Distributions paid on common stock	(6,619,348)
Repayment of loan facility borrowings	(3,000,000)
Net Cash Used in Financing Activities	(9,619,348)
Net Increase in Cash and Restricted Cash	4,930
Cash and restricted cash at beginning of year	125,521
Cash and restricted cash at end of year	$130,451

*	Included in operating expenses is cash of $1,343,810 paid for interest and commitment fees on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

September 30, 2019
Cash	$130,451
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$130,451

See Notes to Financial Statements.

24	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30:
	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net asset value, beginning of year	$11.27	$11.37	$11.53	$11.73	$12.63

Income (loss) from operations:
Net investment income	0.67	0.64	0.71	0.71	0.80
Net realized and unrealized loss	(0.39)	(0.09)	(0.03)	(0.04)	(1.17)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—	—	—	(0.00)2	(0.00) [2]
Total income (loss) from operations	0.28	0.55	0.68	0.67	(0.37)

Less distributions from:
Net investment income	(0.68)	(0.65)	(0.84)	(0.87)	(0.87)
Total distributions	(0.68)	(0.65)	(0.84)	(0.87)	(0.87)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	—	—	0.34

Net asset value, end of year	$10.87	$11.27	$11.37	$11.53	$11.73

Market price, end of year	$9.49	$9.94	$10.87	$10.70	$10.28
Total return, based on NAV[3,4]	2.59%	4.96%	5.94%	6.36%	(0.27)%[5]
Total return, based on Market Price[6]	2.48%	(2.64)%	9.46%	13.48%	(3.74)%

Net assets, end of year (millions)	$108	$112	$113	$115	$117

Ratios to average net assets:[7]
Gross expenses	2.91%	2.61%	2.21%	2.37%	1.95%
Net expenses[8]	2.84	2.53	2.14	2.29	1.88
Net investment income	6.08	5.61	6.15	6.36	6.50

Portfolio turnover rate	122%	91%	72%	45%	45%

Supplemental data:
Loan Outstanding, End of Year (000s)	$51,000	$54,000	$53,000	$48,500	$56,000
Asset Coverage Ratio for Loan Outstanding[9]	312%	307%	313%	336%	310%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$3,119	$3,075	$3,132	$3,363	$3,096
Weighted Average Loan (000s)	$51,567	$53,890	$52,944	$50,790	$34,730
Weighted Average Interest Rate on Loan	3.17%	2.46%	1.67%	1.41%	1.18%
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	—	—	—	$875
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	—	—	—	305%[10]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock	—	—	—	—	$76,22010

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	25

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock, if any, at the end of the period divided by the loan outstanding at the end of the period.

[10]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

26	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	27

Notes to financial statements (cont’d)

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Senior Loans:
Basic Industry	—	$2,991,590	$2,303,341	$5,294,931
Capital Goods	—	10,223,300	3,565,582	13,788,882
Communications	—	11,364,804	1,052,231	12,417,035
Consumer Cyclical	—	26,446,974	2,288,680	28,735,654
Consumer Non-Cyclical	—	25,430,935	10,513,211	35,944,146
Electric	—	830,827	490,121	1,320,948
Energy	—	1,012,405	2,026,853	3,039,258
Finance Companies	—	—	410,193	410,193
Financial Other	—	9,173,815	8,333,851	17,507,666
Insurance	—	4,103,470	1,414,709	5,518,179
REITS	—	732,262	348,680	1,080,942
Technology	—	19,538,367	4,057,785	23,596,152
Other senior loans	—	4,655,587	—	4,655,587
Investments in Underlying Funds	$3,162,600	—	—	3,162,600
Corporate Bonds &Notes	—	2,021,804	—	2,021,804
Common Stocks:
Communication Services	—	—	96,900	96,900
Consumer Discretionary	—	—	195,958	195,958
Energy	6,728	—	7,711	14,439
Utilities	—	476,278	—	476,278
Total Long-Term Investments	3,169,328	119,002,418	37,105,806	159,277,552
Short-Term Investments†	8,484,245	—	—	8,484,245
Total Investments	$11,653,573	$119,002,418	$37,105,806	$167,761,797

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of September 30, 2018	Accrued Premiums/ Discounts	Realized Gain (loss)[1]	Change in Unrealized Appreciation (depreciation)[2]	Purchases
Senior Loans:
Basic Industry	$416,802	$(3,028)	$5,462	$(19,106)	$2,126,200
Capital Goods	496,069	29	(1,535)	15,684	2,420,515
Communications	—	—	—	2,231	1,050,000
Consumer Cyclical	888,051	4,752	(75,506)	20,681	2,680,195

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	29

Notes to financial statements (cont’d)

Investments in Securities	Balance as of September 30, 2018		Accrued Premiums/ Discounts	Realized Gain (loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Consumer Non-Cyclical	$1,432,198		$(3,139)	$(24,670)	$29,354	$5,679,789
Electric	613,025		(15,156)	(18,002)	41,932	26,201
Energy	1,224,580		(879)	556	(366,680)	549,400
Finance Companies	—		1,028	2,776	7,495	731,225
Financial Other	—		863	2,463	10,402	10,525,465
Insurance	312,704		399	11	231	1,106,262
REITS	727,504		254	1,595	(995)	1,194,000
Technology	626,713		2,370	96	14,929	3,501,350
Corporate Bonds & Notes:
Energy	0	*	—	—	—	—
Common Stocks:
Communication Services	—		—	—	(317,563)	414,463
Consumer Discretionary	301,833		—	—	(105,875)	—
Energy	236,723		—	—	318,547	—
Utilities	522,282		—	—	(46,004)	—
Total	$7,798,484		$(12,507)	$(106,754)	$(394,737)	$32,005,065

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of September 30, 2019	Net Change In Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at September 30, 2019[2]
Senior Loans:
Basic Industry	$(422,222)	$199,233	—	$2,303,341	$(15,344)
Capital Goods	(492,355)	1,127,175	—	3,565,582	20,103
Communications	—	—	—	1,052,231	2,231
Consumer Cyclical	(1,345,813)	116,320	—	2,288,680	(8,025)
Consumer Non-Cyclical	(821,176)	4,220,855	—	10,513,211	28,762
Electric	(157,879)	—	—	490,121	41,932
Energy	(31,500)	651,376	—	2,026,853	(366,680)
Finance Companies	(332,331)	—	—	410,193	7,495
Financial Other	(2,205,342)	—	—	8,333,851	10,402
Insurance	(4,898)	—	—	1,414,709	231
REITS	(1,573,678)	—	—	348,680	1,223
Technology	$(135,375)	$47,702	—	$4,057,785	$16,719

30	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of September 30, 2019	Net Change In Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at September 30, 2019[2]
Corporate Bonds & Notes:
Energy	$(0)	*	$—	—	$—	$—
Common Stocks:
Communication Services	—		—	—	96,900	(317,563)
Consumer Discretionary	—		—	—	195,958	(105,875)
Energy	(547,559)		—	—	7,711	(1,203)
Utilities	—		—	$(476,278)	—	—
Total	$(8,070,128)		$6,362,661	$(476,278)	$37,105,806	$(685,592)

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(c) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	31

Notes to financial statements (cont’d)

Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(g) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of

32	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $598 of federal excise tax attributable to the calendar year 2018 in April 2019.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$598	$(598)

(a)	Reclassifications are due to a non-deductible excise tax paid.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	33

Notes to financial statements (cont’d)

Fund’s average daily net assets plus assets attributable to Preferred Stock, if any, plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

Effective December 1, 2012, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2020.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended September 30, 2019, fees waived and/or expenses reimbursed amounted to $80,297.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$193,771,016
Sales	200,332,969

At September 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$171,145,186	$824,971	$(4,208,360)	$(3,383,389)

4. Derivative instruments and hedging activities

During the year ended September 30, 2019, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a revolving credit agreement with Toronto-Dominion Bank (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $60,000,000. The Credit Agreement terminates on April 9, 2020. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance

34	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

of the loan is equal to or greater than 75% of $60,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to Toronto-Dominion Bank, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended September 30, 2019 was $1,632,520. For the year ended September 30, 2019, the Fund incurred commitment fees of $12,825. For the year ended September 30, 2019, the Fund had an average daily loan balance outstanding of $51,567,123 and the weighted average interest rate was 3.17%. At September 30, 2019, the Fund had $51,000,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to September 30, 2019

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
9/20/2019	10/1/2019	$0.0630
10/18/2019	11/1/2019	$0.0630
11/22/2019	12/2/2019	$0.0630
12/20/2019	12/31/2019	$0.0630
1/24/2020	2/3/2020	$0.0630
2/21/2020	3/2/2020	$0.0630

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended September 30, 2019, the Fund did not repurchase any shares.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	35

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$6,718,738	$6,460,325

As of September 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$164,656
Deferred capital losses*	(15,484,620)
Other book/tax temporary differences(a)	(12,211)
Unrealized appreciation (depreciation)(b)	(3,383,389)
Total accumulated earnings (losses) — net	$(18,715,564)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fee income.

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes

36	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

10. Subsequent events

Effective November 15, 2019, the Fund may invest up to 5% of its total assets in collateralized loan obligations (“CLOs”), both in debt and equity tranches. The Fund’s investment objective and investment strategy, investing under normal market conditions at least 80% of its total assets in collateralized senior loans, have not changed. A CLO is a trust or other special purpose entity (“SPE”) that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CLO’s manager may perform poorly. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Although certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CLO securities as a class. Interest on certain tranches of a CLO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CLOs, allowing a CLO to qualify for Rule 144A transactions.

On October 31, 2019, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

Western Asset Corporate Loan Fund Inc. 2019 Annual Report	37

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset Corporate Loan Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Corporate Loan Fund Inc. (the “Fund”) as of September 30, 2019, the related statement of operations and cash flows for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the three years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, Maryland

November 25, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

38	Western Asset Corporate Loan Fund Inc. 2019 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†

Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Western Asset Corporate Loan Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† cont’d

Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi

Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	None

William R. Hutchinson

Year of birth	1942
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during the past five years	President, W.R. Hutchinson &Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

40	Western Asset Corporate Loan Fund Inc.

Independent Directors† cont’d

Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert (since 2016); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Nisha Kumar[2]

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	24
Other board memberships held by Director during the past five years	Director of the India Fund, Inc. (since 2016); GB Flow Investment LLC; EDAC Technologies Corp.; Nordco Holdings, LLC; and SEKO Global Logistics Network, LLC; formerly, Director of Aberdeen Income Credit Strategies Fund (2017 to 2018); Director of The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Corporate Loan Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 142 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	133
Other board memberships held by Director during the past five years	None

Additional Officers

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

42	Western Asset Corporate Loan Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel —U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Corporate Loan Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2022, year 2020 and year 2021, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Effective January 1, 2019, Ms. Kumar became a Director.

[3]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

44	Western Asset Corporate Loan Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Corporate Loan Fund Inc.	45

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

46	Western Asset Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset Corporate Loan Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

48	Western Asset Corporate Loan Fund Inc.

Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar*

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer**

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2019, Ms. Kumar became a Director.
**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

FD01804 11/19 SR19-3744

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2018 and September 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $63,172 in September 30, 2018 and $61,172 in September 30, 2019.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2018 and $3,000 in September 30, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,400 in September 30, 2018 and $0 in September 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Corporate Loan Fund Inc. were $0 in September 30, 2018 and $0 in September 30, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for

September 30, 2018 and September 30, 2019; Tax Fees were 100% and 100% for September 30, 2018 and September 30, 2019; and Other Fees were 100% and 100% for September 30, 2018 and September 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Corporate Loan Fund Inc. during the reporting period were $432,645 in September 30, 2018 and $429,912 in September 30, 2019.

(h) Yes. Western Asset Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb*

Eileen A. Kamerick

Nisha Kumar **

Dr. Riordan Roett*

*	Messrs. Gelb and Roett retired as Board and Audit Committee members as of December 31, 2018.

**	Effective January 1, 2019, Ms. Kumar became a Director and Audit Committee member.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

    I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

    II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

    III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

    IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

•	Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b. Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b. Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering  and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research and portfolio managers are determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipients for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded to their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any  material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate  research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible plan for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, it affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and  circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers.

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve  proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•	Matters relating to the Board of Directors.

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not  have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•	Matters relating to Executive Compensation.

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less result in dilution of 10% or less.

•	Matters relating to Capitalization.

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstance of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder right plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals  SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy voting statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to changes some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 - Voting  Shares of Investment Companies Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

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Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 - Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on  securities held in non-U.S. issuers –i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance disclosure foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

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Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

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Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Ryan Kohan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2019	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2019. Formerly, Mr. Kohan was a Portfolio Manager for Sound Point, a privately-owned credit asset manager for the last five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset; employed by Western Asset as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2019.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:

registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech	Other Registered Investment Companies	96	$146.6 billion	None	None
	Other Pooled Vehicles	234	$79.2 billion	11	$2.2 billion
	Other Accounts	632	$227.0 billion	21	$11.7 billion
Ryan Kohan	Other Registered Investment Companies	None	None	None	None
	Other Pooled Vehicles	8	$2.0 billion	2	$571 million
	Other Accounts	2	$4.9 billion	None	None
Michael C. Buchanan	Other Registered Investment Companies	32	$15.4 billion	None	None
	Other Pooled Vehicles	69	$21.3 billion	5	$901 million
	Other Accounts	165	$73.3 billion	7	$4.5 billion

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2019.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Ryan Kohan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 2, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 2, 2019